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                                                                   EXHIBIT 10.10

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[LOGO OF BANK OF AMERICA]                                Amendment to Documents
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                  AMENDMENT NO. 6 TO BUSINESS LOAN AGREEMENT

   This Amendment No.6 (the "Amendment") dated as of August 27, 1998, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and ST. JOHN KNITS, INC. (the "Borrower").

                                   RECITALS
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   A.  The Bank and the Borrower entered into a certain Business Loan Agreement dated as of December 15, 1995, as previously amended (the "Agreement").

   B.  The Bank and the Borrower desire to further amend the Agreement.


                                   AGREEMENT
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    1.  DEFINITIONS.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

    2.  AMENDMENTS.  The Agreement is hereby amended as follows:
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        2.1  In Paragraph 1.7(i) of the Agreement is amended to read in its entirety as follows:

             "(i) commercial letters of credit with a maximum maturity of 180 days but not to extend more than 60 days beyond the Expiration Date. Each commercial letter of credit will require drafts payable at sight or up to 90 days after sight."

    3.  EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA
National Trust and Savings Association          St. John Knits, Inc.


X /s/ ARTHUR P. CARTER                          X /s/ ROGER G. RUPPERT
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By:     Arthur P. Carter                        By:    Roger G. Ruppert
Title:  Vice President                          Title: Senior Vice President-
                                                       Finance and Chief
                                                       Financial Officer

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